EVENTS OCCURRING AFTER BALANCE SHEET DATE	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
EVENTS OCCURRING AFTER BALANCE SHEET DATE

29 EVENTS OCCURRING AFTER BALANCE SHEET DATE

The Company has assessed all events occurred from December 31, 2023, up through April 22, 2024, which is the date that these consolidated financial statements are available to be issued. Other than the events disclosed below, there are not any material subsequent events that would require disclosure in these consolidated financial statements.

On February 1, 2024, the Group completed the purchase of a property in Johor, Malaysia (“Purchase”) for business expansion by receiving the notice of transfer of ownership for the property from the Malaysian land office in which the sale and purchase agreement of such Purchase was entered into between the Company and a third party on September 29, 2023 for a total purchase consideration of approximately S$431,000 (equivalent to approximately RM1.5 million).

On February 29, 2024, the Company entered into a research collaboration agreement with Sengkang General Hospital, a major public hospital in Singapore to advance injectable allogeneic umbilical cord derived MSC for cartilage injury. In this collaboration, the Company looking to provide CTM-MSC and its conditioned media for in vivo studies and Phase I clinical trial in Singapore.

On March 25, 2024, the Group received the letter of acceptance for the acquisition of certain assets (“Acquisition”) of a third party (“Acquiree”) relating to the business of providing cord blood banking for a total offer price of approximately S$661,000 (equivalent to RM2.30 million). As at the date of this report, earnest deposit of approximately S$13,000 (equivalent to RM46,000) is paid to the Acquiree and the management is in the midst of reviewing the master agreement relating to this Acquisition.